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                            MERIDIAN BIOSCIENCE, INC.

                                   EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meridian Bioscience, Inc. (the "Company") on Form 10-K for the period ended September 30, 2004 (the "Report"), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Motto
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William J. Motto
Chairman of the Board and
Chief Executive Officer
December 13, 2004

/s/ Melissa Lueke
-----------------
Melissa Lueke
Vice President and
Chief Financial Officer
December 13, 2004